Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 4 – Income Taxes

As of September 30, 2016 and December 31, 2015, the Company had a net operating loss (NOL) carryforward available to reduce future taxable income, if any. The NOL carryforward begins to expire in 2027, and fully expires in 2035. Because management is unable to determine that it is more likely than not that the Company will be able to realize the tax benefit related to the NOL carryforward, by having taxable income, a valuation allowance has been established as of September 30, 2016 and December 31, 2015 to reduce the net tax benefit asset value to zero. The provision for income taxes for the three and nine months ended September 30, 2016 consists of state tax expenses.

NOTE 7 – Income Taxes

As of December 31, 2015 and 2014, the Company had net operating loss (NOL) carryforwards of approximately $30,842,000 and $16,500,000, respectively, adjusted for certain other non-deductible items available to reduce future taxable income, if any. The NOL carryforward begins to expire in 2027, and fully expires in 2035. Because management is unable to determine that it is more likely than not that the Company will realize the tax benefit related to the NOL carryforward, by having taxable income, a valuation allowance has been established as of December 31, 2015 and 2014 to reduce the tax benefit asset value to zero.

The deferred tax assets, including a valuation allowance, are as follows at December 31:

	December 31,
	2015	2014
Net operating loss	12,953,000	6,600,000
Stock compensation	1,732,000	-
Reserves	85,000	-
DTA	14,770,000	6,600,000
State taxes	(956,000)	-
Depreciation and amortization	-	(600,000)
DTL	(956,000)	(600,000)
Net	13,814,000	6,000,000
Valuation allowance	(13,814,000)	(6,000,000)
	-	-

The change in the valuation allowance for deferred tax assets for the years ended December 31, 2015 and 2014 was $7,814,000 and $2,520,000, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2015 and 2014, and recorded a full valuation allowance.

Pursuant to Section 382 of the Internal Revenue Code of 1986, the annual utilization of a company's net operating loss carryforwards could be limited if the Company experiences a change in ownership of more than 50 percentage points within a three-year period. An ownership change occurs with respect to a corporation if it is a loss corporation on a testing date and, immediately after the close of the testing date, the percentage of stock of the corporation owned by one or more five-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of such corporation owned by such shareholders at any time during the testing period. The Company has not performed an analysis to determine if any ownership changes have occurred that may limit the use of the Company’s loss carryforwards.

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2015:

Federal statutory tax rate	34%
Permanent differences	(0.11)%
Valuation allowance	(33.97)%
Effective tax rate	(0.08)%